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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):September 12, 2002

                              Newtek Capital, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                   001-16123             11-3504638
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 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
          of Incorporation)          File Number)         Identification No.)

100 Quentin Roosevelt Blvd., Garden City, New York             11554
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:      (516) 390-2260
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                           FORWARD-LOOKING STATEMENTS

         This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the Company's operations and business environment that could render actual outcomes and results materially different than predicted. The Company's forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which the Company operates; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by the Company; the Company's ability to employ and retain qualified employees; changes in government regulations that are applicable to the Company's regulated small business lending; management businesses; the Company's ability to identify and complete

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acquisitions and successfully integrate the businesses it acquires; changes in the demand for the Company's services; the degree and nature of the Company's competition; and general volatility of the capital markets and the market price of the Company's common stock. While the Company believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update such statements in light of new information or otherwise.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On August 8, 2002 the Company signed an agreement to acquire Comcap Holding Corp. and its wholly-owned subsidiary, Commercial Capital Corporation ("Commercial Capital") (collectively "Comcap") in exchange for up to 463,450 shares of its common stock (380,471 shares currently, 82,980 contingently upon achieving certain milestones). The purchase is subject to a number of conditions including the approval of the U.S. Small Business Administration for the change in ownership of Commercial Capital.

         If the transaction is completed, the business of Comcap will be combined with a start up business recently funded by one of the Company's Capcos and owned and managed by two individuals with combined experience of over 50 years in the small business loan industry. The Chief Executive Officer will be John R. Cox, formerly Deputy Administrator of the SBA who will resign his position as a director of the Company in order to participate in this transaction.

         A copy of this Agreement is attached hereto as Exhibit 2.1. The foregoing description of the transaction is qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

         Commercial Capital was organized in 1994 and grew to be the 15/th/ largest originator of SBA guaranteed loans in 2000 with license to operate nationwide as a participant in the SBA's "preferred lender program."

         Set forth as Exhibit 99.4, and incorporated herein, is an unaudited pro forma condensed consolidated balance sheet for the Company as of June 30, 2002, assuming the Company acquired Comcap on that date, and unaudited pro forma condensed consolidated statements of operations for the Company for the year ended December 31, 2001 and the six-month period ended June 30, 2002, assuming the Company acquired Comcap on January 1, 2001, and also including certain assumptions in connection with the transaction. For example, the actions of holders of rights to "put" their stock to Comcap, the actions of Commercial Capital's warehouse lenders, and similar factors as noted in the notes accompanying the unaudited condensed consolidated financial information.

         However, not included in the unaudited pro forma condensed consolidated financial information are any effects which the Company expects would have occurred in Comcap's business had it had the benefit of the loan restructuring, new management, additional capital and additional business generation that the Company's business model is expected to provide. Nor does the unaudited pro forma condensed consolidated financial information reflect the

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resumption of normal business operations which would result from the transaction, as Comcap has suspended virtually all new business operations since early in 2001.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Consolidated Financial Statements of Business to be Acquired

         The audited consolidated financial statements of Comcap Holding Corp. and its subsidiaries as of and for the years ended December 31, 2001 and 2000, appear as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

         Comcap Holding Corp.'s consolidated financial statements as of and for the year ended December 31, 2000 included in this Form 8-K have been audited by Arthur Andersen LLP, independent public accountants ("Arthur Andersen"), in reliance upon the authority of that firm as experts in accounting and auditing in giving said reports. We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen to our naming the firm in this Form 8-K, to the inclusion of their reports in this form 8-K or to the incorporation by reference of their reports in our registration statements on Form S-3 (Nos. 333-63364, 333-43550, and 333-66128) and we have not included Arthur
         Andersen's consent herein.

         (b)      Unaudited Pro Forma Condensed Consolidated Financial
         Information

         The unaudited pro forma condensed consolidated financial information set forth herein gives effect to the pending acquisition of Comcap by the Company.

         The unaudited pro forma condensed consolidated financial information as of June 30, 2002 and for the year ended December 31, 2001 and the six-month period ended June 30, 2002 appear as Exhibit 99.4 to this Form 8-K and are incorporated herein by reference.

         (c)      Exhibits

EXHIBIT NUMBER                          DESCRIPTION
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         2.1                  Agreement and Plan of Merger, dated August 8,
                              2002, among Newtek Capital, Inc., Wilshire New York Partners III, L.L.C., Comcap Holding Corp., Charles Freeman and Craig Reynolds, the Majority Stockholders of Comcap Holding Corp. and The Green Family Entities, and to be joined by SBA Holdings, Inc.

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         99.1.                Audited consolidated financial statements of
                              Comcap Holding Corp. and its subsidiaries, as of and for the year ended December 31, 2001

         99.2 Audited consolidated financial statements of Comcap Holding Corp. and its subsidiaries, as of and for the years ended December 31, 2000 and December 31, 1999.

         99.3 Unaudited condensed consolidated balance sheet of Comcap Holding Corp. and its subsidiaries as of June 30, 2002 and the unaudited condensed consolidating statements of operations and cash flows for each of the six-month periods ended June 30, 2002 and June 30, 2001.

         99.4 Unaudited condensed consolidated pro forma financial information for the year ended December 31, 2001, and as of and for the six-month period ended June 30, 2002.

         99.5                 Press Release of the Registrant, dated
                              September 10, 2002.

ITEM 9. REGULATION FD DISCLOSURE

         The Company incorporates by reference into this Item 9 the information in its Press Release attached hereto as Exhibit 99.4. The information in this
Item 9, including the Press Release, is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this Form 8-K will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2002

                              NEWTEK CAPITAL, INC.
                              By: /s/ Barry Sloane
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                              Name: Barry Sloane
                              Title: Chairman of the Board, Chief Executive Officer, and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION
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         2.1                  Agreement and Plan of Merger, dated August 8,
                              2002, among Newtek Capital, Inc., Wilshire New York Partners III, L.L.C., Comcap Holding Corp., Charles Freeman and Craig Reynolds, the Majority Stockholders of Comcap Holding Corp. and The Green Family Entities, and to be joined by SBA Holdings, Inc.

         99.1 Audited consolidated financial statements of Comcap Holding Corp. and its subsidiaries, as of and for the years ended December 31, 2001.

         99.2 Audited consolidated financial statements of Comcap Holding Corp. and its subsidiaries, as of and for the years ended December 31, 2000 and December 31, 1999.

         99.3 Unaudited condensed consolidated balance sheet of Comcap Holding Corp. and its subsidiaries as of June 30, 2002 and the unaudited condensed consolidating statements of operations and cash flows for each of the six-month periods ended June 30, 2002 and June 30, 2001.

         99.4 Unaudited Condensed Consolidated pro forma financial information for the year ended December 31, 2001, and as of and for the six-month period ended June 30, 2002.

         99.5                 Press Release of the Registrant, dated
                              September 8, 2002.

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